Exhibit 10.1
Extension Letter
To:	the Addressees listed in Schedule 2
29 May 2008
Dear Sirs
Facility Agreement dated 18 May 2004 relating to the financing of certain Airbus aircraft
1.	We refer to an aircraft facility agreement dated 18 May 2004 (as amended from time to time) between the banks and financial institutions named therein (as lenders), Bank of Scotland plc, London Branch (as lead manager, security trustee and agent), Bank of Scotland plc, Frankfurt Branch (as lead manager), Bank of Scotland plc, Paris Branch (as lead manager), Whitney Leasing Limited (as borrower), Aircraft SPC-12, Inc. (as borrower parent) and International Lease Finance Corporation (as guarantor and subordinated lender) (the “Facility Agreement”).

2.	Save as otherwise provided herein, words and expressions used in this extension letter shall have the same meaning ascribed to them in the Facility Agreement.

3.	The Borrower, the Borrower Parent and the Guarantor have requested that the Availability Period be extended and that certain further amendments (as more particularly described below) are made to the terms of the Facility Agreement. The Agent (for and on behalf of itself and the Lenders), the Security Trustee, the Lead Managers and the Original Lender will consent to this request upon and subject to the terms of this extension letter.

4.	Each of the parties hereto hereby agrees that with effect from the date hereof:
(a)	the Availability Period is extended to cover the period up to and including 31 May 2009; and

(b)	the list of Eligible Aircraft set out in Schedule 5 Part A of the Facility Agreement shall be replaced by the list of aircraft set out in Schedule 1 hereto. All references to ‘Eligible Aircraft’ in the Facility Agreement shall henceforth be treated as a reference to Schedule 1 hereto and the Facility Agreement shall be read and construed accordingly;
5.	Each of the Borrower, the Borrower Parent and the Guarantor hereby repeats the representations and warranties set out in Clause 6.1 and Clause 6.2 of the Facility Agreement, to the extent relevant to each party.

6.	Save as specified herein, the terms and conditions of the Facility Agreement shall continue in full force and effect.

7.	A person who is not a party to this extension letter shall have no rights under the Contracts (Rights of Third Parties) Act 1999.

8.	This extension letter shall be governed by and construed in accordance with English law.

9.	The provisions of Clause 23.2 to Clause 23.6 inclusive of the Facility Agreement are hereby incorporated into this extension letter mutatis mutandis, with all references therein to ‘this Agreement’ being treated as a reference to this extension letter.
Yours faithfully
/s/ Pamela S. Hendry

WHITNEY LEASING LIMITED
/s/ Pamela S. Hendry

AIRCRAFT SPC-12, INC.
/s/ Pamela S. Hendry      /s/ Alan H Lund

INTERNATIONAL LEASE FINANCE CORPORATION

We hereby agree, acknowledge and consent to the terms of this extension letter
The Agent
/s/ Mike Gear

BANK OF SCOTLAND PLC, LONDON BRANCH
The Security Trustee
/s/ Mike Gear

BANK OF SCOTLAND PLC, LONDON BRANCH
The British Lead Manager
/s/ Mike Gear

BANK OF SCOTLAND PLC, LONDON BRANCH
The French Lead Manager
/s/ Mike Gear

BANK OF SCOTLAND PLC, PARIS BRANCH
The German Lead Manager
/s/ Mike Gear

BANK OF SCOTLAND PLC, FRANKFURT BRANCH

The Original Lender
/s/ Mike Gear

BANK OF SCOTLAND PLC

SCHEDULE 1
Details of Proposed Aircraft and Proposed Aircraft Delivery Schedule

NO.	MODEL	DELIVERY DATE	ENGINE MODEL	OPERATOR
1.	A320-232	Jun-08	V2527-A5	AER LINGUS #12
2.	A320-214	Jun-08	CFM56-5B4/3	AIR ASTANA #2
3.	A319-100	Jul-08	V2524-A5	VOLARIS
4.	A320-232	Jul-08	V2527-A5	QANTAS #3
5.	A319-132	Aug-08	V2524-A5	AIR ASTANA
6.	A320-214	Sep-08	CFM56-5B4/3	SHENZEN #7
7.	A319-132	Oct-08	V2524-A5	ROYAL JORDANIAN
8.	A330-342	Oct-08	TRENT 772-60	CATHAY PACIFIC
9.	A319-132	Nov-08	V2524-A5	BANGKOK
10.	A320-232	Nov-08	V2527-A5	QANTAS #4
11.	A319-132	Jan-09	V2524-A5	BANGKOK
12.	A320-232	Jan-09	V2527-A5	QANTAS #5
13.	A319-100	Feb-09	CFM56-5B5/3	MEXICANA
14.	A320-232	Feb-09	V2527-A5	QANTAS #6
15.	A330-243	Feb-09	TRENT 772B-60	CHINA HAINAN #3
16.	A319-100	Mar-09	CFM56-B5B/3	ARMAVIA
17.	A319-100	Mar-09	V2527M-A5	CHONGQING #1
18.	A320-214	Mar-09	CFM56-5B4/3	AIR ARABIA #7
19.	A320-200	Mar-09	CFM56-5B4/3	EAST STAR #1
20.	A321-231	Mar-09	V2533-A5	AEGEAN #3
21.	A330-243	Mar-09	TRENT 772B-60	CHINA HAINAN #4
22.	A330-243	Mar-09	TRENT 772B-60	XL#1
23.	A319-100	Apr-09	V2527M-A5	CHONGQING #1
24.	A320-214	Apr-09	CFM56-5B4/3	ASIANA
25.	A320-200	Apr-09	CFM56-5B4/3	BAHRAIN #3
26.	A320-214	Apr-09	CFM56-5B4/3	SIBERIA #6
27.	A321-231	Apr-09	V2533-A5	AEGEAN #4
28.	A321-211	Apr-09	CFM56-5B3/3	AIR FRANCE #10
29.	A321-231	Apr-09	V2533-A5	VIETNAM #1
30.	A330-243	Apr-09	TRENT 772B-60	XL #2
31.	A319-132	May-09	V2524-A5	BANGKOK #6
32.	A319-100	May-09	V2527M-A5	CHONGQING #3
33.	A320-214	May-09	CFM56-5B4/3	TBD
34.	A320-214	May-09	CFM56-5B4/3	SIBERIA #5
35.	A320-200	May-09	TBD	TBD
36.	A321-211	May-09	CFM56-5B3/3	AIR FRANCE #11

SCHEDULE 2
Addressees
1.	Bank of Scotland plc, London Branch (acting in its capacity as Agent for and on behalf of the Lenders (each as defined in the Facility Agreement);

2.	Bank of Scotland plc, London Branch (acting in its capacity as Security Trustee for and on behalf of itself, the Lead Managers and the Lenders (each as defined in the Facility Agreement);

3.	Bank of Scotland plc, London Branch (acting in its capacity as British Lead Manager (as defined in the Facility Agreement);

4.	Bank of Scotland plc, Paris Branch (acting in its capacity as French Lead Manager (as defined in the Facility Agreement);

5.	Bank of Scotland plc, Frankfurt Branch (acting in its capacity as German Lead Manager (as defined in the Facility Agreement); and

6.	Bank of Scotland plc (acting in its capacity as Original Lender (as defined in the Facility Agreement).